SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

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                                  FORM 8-K

                               CURRENT REPORT

                   PURSUANT TO SECTION 13 OR 15(D) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

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DATE OF REPORT:  DECEMBER 15, 1999
DATE OF EARLIEST EVENT REPORTED:  DECEMBER 15, 1999

                              COMMSCOPE, INC.
           (Exact name of registrant as specified in its charter)


     DELAWARE                    1-12929                       36-4135495
 (State or other        (Commission File Number)            (I.R.S. Employer
 jurisdiction of                                         Identification Number)
 incorporation or
                               organization)
                   1375 LENOIR RHYNE BOULEVARD, HICKORY,
                            NORTH CAROLINA 28601

                  (Address of principal executive offices)




REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:     (828) 324-2200
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Item 5.   Other Events.
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     On December 15, 1999, the registrant issued the press release filed as
Exhibit 99.1 hereto.


Item 7.   Financial Statements and Exhibits.
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            Exhibit      Description                                 Page No.
            -------      -----------                                 --------


            99.1         Press Release issued December 15, 1999           5

                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.



     Dated: December 15, 1999


                                      COMMSCOPE, INC.


                                      By:  /s/ Frank B. Wyatt, II
                                         ---------------------------------
                                           Frank B. Wyatt, II
                                           Vice President, General Counsel
                                           and Secretary

            Exhibit      Description
            -------      -----------


            99.1         Press Release issued December 15, 1999